SUPPLEMENT DATED MARCH 26, 2015

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2014, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the Mid-Cap Value Portfolio (the “Fund”) only and will be effective on or about May 1, 2015. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to approval by the Trust’s board of trustees, including a majority of the independent trustees, at its meeting held in March 2015, Robeco Investment Management, Inc., doing business as Boston Partners, will become the sub-adviser of the Fund, replacing the existing sub-adviser. In order to facilitate this change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by the new sub-adviser. PLFA, the investment adviser to the Fund, may begin transitioning prior to May 1, 2015. PLFA and/or the Fund may retain a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with this transition.

Disclosure Changes to the Fund Summaries section

The Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of mid-capitalization companies. The sub-adviser generally considers a company to be mid-capitalization if it falls within the market capitalization range of companies in the Russell Midcap Value Index at the time of purchase. As of December 31, 2014, the market capitalization range for the Russell Midcap Value Index was approximately $275 million to $33.46 billion.

Under normal market conditions, the Fund invests primarily in common stock of U.S. companies that the sub-adviser identifies as having value characteristics. The Fund may also invest up to 15% of its assets in equity securities of foreign issuers that are U.S. dollar denominated, including American Depositary Receipts (“ADRs”). The Fund may purchase securities offered in equity initial public offerings (“IPOs”).

In selecting investments for the Fund, the sub-adviser examines various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth and cash flow. The sub-adviser also selects securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

In the Principal Risks subsection, the Real Estate Companies Risk will be deleted and the following will be added:

•	Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

In the Performance subsection, the Russell Midcap Value Index will replace the S&P MidCap 400 Value Index as the Fund’s broad-based market index because the Russell Midcap Value Index is comprised of securities more reflective of the new sub-adviser’s management style for the Fund. Both broad-based market indices will continue to be disclosed in the Average Annual Total Returns table for a year from the effective date of the index change.

The Management subsection will be deleted and replaced with the following:

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Boston Partners. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven L. Pollack, CFA, Portfolio Manager	Since 2015

Disclosure Changes to the Additional Information About Principal Investment Strategies and Risks section

The Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of mid-capitalization companies. The sub-adviser generally considers a company to be mid-capitalization if it falls within the market capitalization range of companies in the Russell Midcap Value Index at the time of purchase. As of December 31, 2014, the market capitalization range for the Russell Midcap Value Index was approximately $275 million to $33.46 billion.

Under normal market conditions, the Fund invests in common stock of U.S. companies that the sub-adviser identifies as having value characteristics. The Fund may also invest up to 15% of its assets in equity securities of foreign issuers that are U.S. dollar denominated, including ADRs. The Fund may purchase securities offered in equity initial public offerings (“IPOs”).

In selecting investments for the Fund, the sub-adviser examines various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth and cash flow. The sub-adviser also selects securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

In the Principal Risks subsection, Real Estate Companies Risk will be removed and Foreign Markets Risk will be added.

Disclosure Changes to the Additional Information About Fund Performance section

In the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection, the following will be added:

Mid-Cap Value Portfolio: Boston Partners became sub-adviser of the Fund on May 1, 2015, and some investment policies changed at that time. Another firm managed the Fund before that date.

The following will be added to the Index Definitions subsection:

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include reinvested dividends.

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Disclosure Changes to the About Management section

The BlackRock Capital Management, Inc. table will be deleted and the following will be added after the Principal Global Investors, LLC doing business as Macro Currency Group table:

Robeco Investment Management, Inc., doing business as Boston Partners

909 Third Avenue, 32nd Floor, New York, NY 10022

Boston Partners is a registered investment adviser organized in Delaware. Boston Partners is a wholly owned subsidiary of Robeco Group N.V., a Dutch global investment management company (“Robeco Group”). Robeco Group is majority owned by ORIX Corporation, a diversified financial services company based in Japan. As of December 31, 2014, Boston Partners’ total assets under management were approximately $73.3 billion.

MID-CAP VALUE PORTFOLIO

Steven L. Pollack, CFA	Portfolio Manager for Boston Partners’ Mid Cap Value Equity product since 2001. He has over 30 years of investment experience. Mr. Pollack has a BA from Georgia Institute of Technology and an MBA from the Anderson School of Management at the University of California, Los Angeles.

Form No.	15-43130-00

PSFMCV0315

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SUPPLEMENT DATED MARCH 26, 2015

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2014

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2014, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement apply to the Mid-Cap Value Portfolio only and will be effective on or about May 1, 2015. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

The Mid-Cap Value Portfolio section will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: when-issued securities; forward commitments; rights; warrants; and REITs. The Fund may also invest in U.S. government securities and in securities issued by other investment companies, including ETFs.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added:

Boston Partners

Robeco Investment Management, Inc., doing business as Boston Partners, is a registered investment adviser organized in Delaware. Boston Partners is a wholly owned subsidiary of Robeco Group N.V., a Dutch global investment management company (“Robeco Group”). Robeco Group is majority owned by ORIX Corporation, a diversified financial services company based in Japan.

In the Sub-Advisory Fee Schedules table, “BlackRock Capital” will be replaced with “Boston Partners” for the Mid-Cap Value Portfolio.

In the Compensation Structures and Methods section, the following will be added:

Boston Partners

All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

2.	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

3.	Investment Team Performance: the financial results of the investment group; and

4.	Firm-wide Performance: the overall financial performance of Boston Partners.

Total revenues generated by any particular product affect the total available bonus pool for the analysts and Portfolio Managers associated with that product. The discretionary bonus assessment is done annually. In the case of the Mid-Cap Value

Portfolio, product investment performance is based on the Fund’s one-, three- and five-year performance compared to its market benchmark, Russell Midcap Value Index and a consultant peer group for midcap value. Returns are evaluated on a pre-tax basis.

In addition, Boston Partners offers a profit participation plan focused on the firm’s investment professionals whereby participants receive the equivalent of an equity stake in the firm. The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

In the Other Accounts Managed section, under the Accounts Paying Asset-Based Fees table, the information disclosed for the Mid-Cap Value Portfolio will be deleted and replaced with the following:

	ACCOUNTS PAYING ASSET-BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
Mid-Cap Value Portfolio
Steven L. Pollack[3]	3	$10,575,402,134	2	$1,976,365,364	27	$2,152,366,793

[3]	Other Accounts Managed information as of December 31, 2014.

In the Accounts Paying Performance-Based Fees table, the following information regarding the Mid-Cap Value Portfolio will be added:

	ACCOUNTS PAYING PERFORMANCE-BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
Mid-Cap Value Portfolio
Steven L. Pollack[2]	None	N/A	None	N/A	1	$26,065,269

[2]	Other Accounts Managed information as of December 31, 2014.

In the Material Conflicts of Interest section, the following will be added:

Boston Partners

The compensation paid to Boston Partners for managing the Fund is based on a percentage of assets under management and for certain accounts on a performance fee. Portfolio managers benefit from Boston Partners revenues and profitability. But no Portfolio Managers are compensated based directly on fee revenue earned by Boston Partners on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Boston Partners allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Boston Partners aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

APPENDICES

The following appendix will be added:

APPENDIX AB

Boston Partners

PROXY VOTING POLICY SUMMARY

Effective March 2013

The Boston Partners (“BP”) Proxy Policy Committee (the “Committee”) is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Guidelines”) and updates the Guidelines as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to BP’s proxy voting process.

To assist BP in carrying out our responsibilities with respect to proxy activities, the firm has engaged Institutional Shareholder Services Inc. (“ISS”), a third party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with BP’s Guidelines. While BP may consider ISS’s recommendations on proxy issues, BP bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.

How BP Votes

BP’s Guidelines were developed in conjunction with ISS and predominantly follow a combination of their standard and PVS (Taft-Hartley) guidelines. In determining how proxies should be voted, BP primarily focuses on maximizing the economic value of its clients’ investments. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is BP’s objective to support shareholder proposals that it believes promote good corporate citizenship.

BP has identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to those proposals. In addition, BP has outlined certain criteria for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on BP’s behalf. Although BP has instructed ISS to vote in accordance with the Guidelines, BP retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients. BP may refrain from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with BP’s predetermined Guidelines. Because BP votes proxies based on predetermined Guidelines, BP believes clients are sufficiently insulated from any actual or perceived conflicts BP may encounter between its interests and those of its clients. However, BP may deviate from the Guidelines in certain circumstances or its Guidelines may not address certain proxy voting proposals. If a member of BP’s research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Guidelines or if its Guidelines do not address a particular proposal, BP will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of BP’s clients. In summary, these procedures require the individual requesting a deviation from the Guidelines to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, BP will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as BP believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Disclosures

A copy of BP’s Proxy Voting Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from BP’s relationship manager.

Wrap Program account clients may obtain information regarding BP’s policies and procedures or their voting record by contacting BP at (866) 762-6699.

Form No.	15-43131-00

PSFSAI0315

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